UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

             (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period:  7/31/11

Item 1.  Reports to Stockholders.

GRATIO VALUES FUND (GRVLX)

Semi-Annual Report

July 31, 2011

1-877-25-GRATIO

(1-877-254-7284)

www.gratiofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear investor,

Please find our performance data on the accompanying pages.  As we have said in the past, in our opinion six months is too short a timeframe to judge performance of any given investment in the equity markets. While we would have preferred to have outperformed our benchmark, we are by no means discouraged. In fact, we are more excited about the markets and our portfolio than we were during all of 2010. In the investing world, we believe fortunes are not made in minutes, days, or months, but over many years. The fund continues to focus on generating long-term risk-adjusted returns that outperform the market indices. We have invested consistent with this policy over the first half of the year and while we will take a measure approach for the balance of the year we will continue to invest with this strategy.

As we entered 2011, markets were calm, but the macro environment was anything but. The Eurozone continued to show signs of extreme stress with Greece nearing a sovereign default, and with Spain and Italy not far behind. High unemployment led to a series of civil protests in the Middle East, culminating with a change of power in many countries and a continued power struggle in Libya. Closer to home, the U.S. Congress and President Obama struggled to come to consensus on budget concerns. Shortly thereafter, our nation’s credit status was downgraded by one of the major agencies. The markets responded to all this uncertainty over the last several months.

The most notable dislocation has been a sell-off of financials and banks in large money centers. The banking sector seems to be out of favor, but we think this might be one of the best times to own large and regional banks.  After 2008 and the TARP infusions that followed, many of these banks are now awash with liquidity. We believe banks are well-capitalized and poised to earn a lot of money in the years ahead. If the sell-off in financials continues, we will dedicate a larger and larger portion of our portfolio to this sector. The returns in the short-term will likely be choppy, but we are confident that the sector is poised for a strong recovery and that the tail risks of 2008 do not exist anymore.

A great investment has two components: price and quality of the asset. A good combination of both can yield extraordinary results. In most investing environments, one is forced to make a careful tradeoff between these two attributes. But for the first time since March 2009, we believe great assets are trading at attractive prices. We can’t know now whether the Eurozone will crumble or if Greece will be able to enact austerity reforms, but we believe their outcomes will have little effect on the long-term viability of the companies we own. We aim to own companies that have longevity and whose products and services are hard to replace.

The cornerstone of our portfolio continues to be Berkshire Hathaway. At the helm is the legendary businessman and investor Warren Buffet. Today, the market is valuing Berkshire at a small premium to book value- That is to say, the market values Berkshire at a tad above a pure liquidation. We believe that Berkshire represents one of the finest business platforms in the country. It owns a world class insurance arm that produces prodigious cash flows which allows the company to invest in everything from railroads to Coca-Cola. In a more chaotic financial environment, we think Berkshire is worth even more as it is a unique platform positioned to capitalize on the missteps of others in ways almost no other entity can. Simply said, we think Berkshire is worth significantly more than book.

The final company we will profile in our mid-term letter is Republic Airways. Republic’s core business is to serve the needs of other airlines as a regional carrier. They fly smaller routes with smaller planes that feed into the major hubs like Atlanta or Denver. Although they look like a classic airline (which usually have terrible economics and debt-laden balance sheets), we believe Republic is not structured similar to other airlines. Most of its contracts are struck at cost plus, and planes can be put back to the airlines that contract with them. Thus, Republic doesn’t take fuel risk or capacity risk like most other airlines.

Republic also owns the consumer airline Frontier. In the last two years, as Frontier airlines fell on hard times, Republic was able to scoop them out of bankruptcy at below book value. Although Frontier does have some of the risks associated with more traditional airlines (i.e., fuel risk and capacity risk), Republic paid less than cash and assets for this company. As a result, we think that over the coming two years it will be apparent that Republic is much better than a normal airline.

While the current economic climate seems uncertain and the near-term horizon doesn’t seem promising, we continue to focus on picking great companies with sound long-term prospects. We believe the investment environment today is extremely attractive. We believe large blue chip companies are trading at attractive valuations. It is unknown when the market’s pessimistic stance will subside and re-price these assets, but we are highly certain that the market will ultimately realize the value we believe is inherent in our holdings. As always, we thank you for your trust and commitment in the Fund. We know your capital is dear, and we work hard to preserve and grow it.

Respectfully,

R. Rimmy Malhotra

The information provided should not be considered a recommendation to buy or sell the securities discussed and contains opinions expressed as of September 30, 2011 which are subject to change due to changes in the market or economic conditions and may not necessarily come to pass.

*  The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

1903-NLD-9/13/2011

Gratio Values Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2011

The Fund's performance figures* for the six months ending July 31, 2011, compared to its benchmark:

	Six Months	One Year	Annualized Since Inception**
Gratio Values Fund	(5.38)%	11.53%	8.44%
S&P 500 Total Return Index ***	1.46%	19.65%	0.46%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-254-7284.

** Inception date is February 25, 2008

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry		% of Net Assets
Insurance		16.4%
Telecommunications		13.5%
Oil & Gas		11.4%
Healthcare-Services		9.6%
REITs		8.0%
Software		7.4%
Retail		5.1%
Computers		4.3%
Airlines		3.8%
Pharmaceuticals		3.0%
Other, Cash & Cash Equivalents		17.5%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

	Gratio Values Fund
	PORTFOLIO OF INVESTMENTS (Unaudited)
	July 31, 2011
Shares		Fair Value

	COMMON STOCK - 88.5%
	AIRLINES - 3.8%
10,000	Republic Airways Holdings, Inc. *	$ 43,300

	COMMERCIAL SERVICES - 1.4%
200	Weight Watchers International, Inc.	15,438

	COMPUTERS - 4.3%
2,500	Dell, Inc. *	40,600
400	Unisys Corp. *	8,308
		48,908
	ENGINEERING & CONSTRUCTION - 0.3%
230	Tutor Perini Corp.	3,629

	HEALTHCARE-SERVICES - 9.6%
5,570	Birner Dental Management Services, Inc.	108,782

	HOLDING COMPANIES-DIVERSIFIED - 1.7%
3,200	Resource America, Inc.	18,784

	INSURANCE - 16.4%
2,500	Berkshire Hathaway, Inc. *	185,425

	INTERNET - 0.6%
400	AOL, Inc. *	6,872

	INVESTMENT COMPANIES - 1.5%
1,569	Fifth Street Finance Corp.	16,506

	MEDIA - 0.5%
1,800	Cambium Learning Group, Inc. *	5,688

	OIL & GAS - 11.4%
9,400	Harvest Natural Resources, Inc. *	128,780

	PHARMACEUTICALS - 3.0%
1,740	Pfizer, Inc.	33,478

	REITS - 8.0%
2,806	General Growth Properties, Inc.	47,169
3,901	Winthrop Realty Trust	43,145
		90,314
	RETAIL - 5.1%
1,414	Aeropostale, Inc. *	23,826
1,852	American Eagle Outfitters, Inc.	24,335
25	Biglari Holdings, Inc. *	9,204
		57,365
	SOFTWARE - 7.4%
1,700	Microsoft Corp.	46,580
3,086	Versant Corp. *	36,446
		83,026
	Gratio Values Fund
	PORTFOLIO OF INVESTMENTS (Unaudited)
	July 31, 2011
Shares		Fair Value

	TELECOMMUNICATIONS - 13.5%
1,650	BigBand Networks, Inc. *	3,217
3,000	Cisco Systems, Inc.	47,910
10,000	MRV Communications, Inc. *	14,100
400	NeuStar, Inc. - Cl. A *	10,416
12,000	Telular Corp.	76,560
		152,203

	TOTAL COMMON STOCK (Cost - $1,011,466)	998,498

	SHORT-TERM INVESTMENTS - 9.8%
36,928	Dreyfus Institutional Reserve Money Fund, 0.00% **	36,928
36,928	Dreyfus Treasury Prime Cash Management, 0.00% **	36,928
36,928	Milestone Treasury Obligations Portfolio, 0.01% **	36,928
	TOTAL SHORT-TERM INVESTMENTS (Cost - $110,784)	110,784

	TOTAL INVESTMENTS - 98.3% (Cost - $1,122,250) (a)	$ 1,109,282
	OTHER ASSETS LESS LIABILITIES - 1.7%	19,093
	NET ASSETS - 100.0%	$ 1,128,375

(a) Represents cost for financial purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 74,816
	Unrealized depreciation	(87,784)
	Net unrealized depreciation	$ (12,968)

REIT - Real Estate Investment Trust
* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on July 31, 2011.

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
July 31, 2011

ASSETS
Investment securities:
At cost	$ 1,122,250
At fair value	$ 1,109,282
Due from advisor	20,878
Dividends receivable	168
Receivable for Fund shares sold	125
Prepaid expenses and other assets	10,697
TOTAL ASSETS	1,141,150

LIABILITIES
Fees payable to other affiliates	4,775
Distribution (12b-1) fees payable	224
Accrued expenses and other liabilities	7,776
TOTAL LIABILITIES	12,775
NET ASSETS	$ 1,128,375

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 1,093,632
Accumulated net investment income	1,735
Accumulated net realized gain from security transactions	45,976
Net unrealized depreciation of investments	(12,968)
NET ASSETS	$ 1,128,375

Shares of beneficial interest outstanding	91,652

Net asset value, offering price and redemption price per share	$ 12.31

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF OPERATIONS
For the Six Months Ended July 31, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$ 9,611
Interest	2
TOTAL INVESTMENT INCOME	9,613

EXPENSES
Administrative services fees	20,608
Accounting services fees	11,770
Compliance officer fees	9,777
Transfer agent fees	9,338
Audit fees	7,366
Investment advisory fees	6,871
Trustees' fees and expenses	2,953
Legal fees	2,493
Printing and postage expenses	1,963
Registration fees	1,960
Distribution (12b-1) fees	1,494
Custodian fees	1,216
Insurance expense	5
Other expenses	255
TOTAL EXPENSES	78,069
Fees waived / expenses reimbursed by the Advisor	(69,952)
NET EXPENSES	8,117

NET INVESTMENT INCOME	1,496

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain from security transactions	14,702
Net change in unrealized depreciation on investments	(102,471)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(87,769)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (86,273)

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2011	Year Ended
	(Unaudited)	January 31, 2011
FROM OPERATIONS
Net investment income	$ 1,496	$ 2,422
Net realized gain from security transactions	14,702	38,805
Net change in unrealized appreciation/depreciation
on investments	(102,471)	70,232
Net increase/decrease in net assets resulting from operations	(86,273)	111,459

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(2,183)
From net realized gains	-	(9,822)
Net decrease in net assets from distributions to shareholders	-	(12,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	725,263	511,482
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	12,005
Payments for shares redeemed	(351,248)	(19,274)
Net increase in net assets from shares of beneficial interest	374,015	504,213

TOTAL INCREASE IN NET ASSETS	287,742	603,667

NET ASSETS
Beginning of Year	840,633	236,966
End of Period/Year*	$ 1,128,375	$ 840,633
* Includes accumulated net investment income of:	$ 1,735	$ 239

SHARE ACTIVITY
Shares Sold	55,624	43,176
Shares Reinvested	-	940
Shares Redeemed	(28,600)	(1,709)
Net increase in shares of beneficial interest outstanding	27,024	42,407

See accompanying notes to financial statements.

Gratio Values Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	July 31, 2011		Year Ended	Year Ended	Period Ended
	(Unaudited)		January 31, 2011	January 31, 2010	January 31, 2009 (1)
Net asset value,
beginning of year	$ 13.01		$ 10.66	$ 7.71	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.02		0.06	0.09	0.14
Net realized and unrealized
gain (loss) on investments	(0.72)		2.51	3.45	(2.43)
Total from investment operations	(0.70)		2.57	3.54	(2.29)

Less distributions from:
Net investment income	-		(0.04)	(0.09)	-
Net realized gains	-		(0.18)	(0.50)	-
Total from distributions	-		(0.22)	(0.59)	-

Net asset value, end of period	$ 12.31		$ 13.01	$ 10.66	$ 7.71

Total return (3)	(5.38)%	(4)	24.06%	45.89%	(22.90%)	(4)

Net assets, end of year (000s)	$ 1,128		$ 841	$ 237	$ 38

Ratio of gross expenses to average
net assets (6)	12.99%	(5)	29.49%	84.91%	456.60%	(5)
Ratio of net expenses to average
net assets (6)	1.35%	(5)	1.35%	1.35%	1.35%	(5)
Ratio of net investment income
to average net assets (7)	0.25%	(5)	0.49%	0.84%	1.70%	(5)

Portfolio Turnover Rate	17%	(4)	62%	122%	80%	(4)

(1)	The Gratio Values Fund commenced operations on February 25, 2008.
(2)						Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Assume reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Annualized.
(6)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)						Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

July 31, 2011

1.

ORGANIZATION

The Gratio Values Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

The Fund is non-diversified. A non-diversified Fund may invest more of its assets in fewer companies than if it were a diversified fund. The fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 998,498	$ -	$ -	$ 998,498
Short Term Investments	110,784	-	-	110,784
Total	$ 1,109,282	$ -	$ -	$ 1,109,282

                                                                                The Fund did not hold any Level 3 securities during the period.

                                                                                *Refer to the Portfolio of Investments for industry classifications.

The following amounts were transfers in/(out) of Level 2 assets:

	Common Stock	Total
Transfers into Level 2 from Level 1	$ -	$ -
Transfers from Level 2 into Level 1	(108,782)	(108,782)
Net Transfers in/(out) of Level 2	$ (108,782)	$ (108,782)

There were no transfers from Level 1 to Level 2. Transfers that were made out of Level 2 represent securities no longer being valued by bid prices and are now being valued using market quotations . It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. The Fund records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009, 2010 or expected to be taken in the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $575,319 and $175,509, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Gratio Capital, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.  For the six months ended July 31, 2011, the Fund incurred $6,871 of advisory fees.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.35% until May 31, 2012 and 3.00% until May 31, 2020 per annum of the Fund’s average daily net assets. For the six months ended July 31, 2011, the Advisor waived fees or reimbursed expenses totaling $69,952.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.35% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.35% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.35% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The following table shows the remaining waivers subject to recapture by the Advisor:

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the six months ended July 31, 2011, the Fund paid $1,494 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000, billed monthly, plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custodian Administration Agreement.  GFS’s fees collected for the six months ended July 31, 2011, were $764. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended July 31, 2011, the Fund incurred expenses of $9,777 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees are included in the line item marked “Compliance officer fees” on the Statement of operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For the year ended July 31, 2011, GemCom collected amounts totaling $1,963 for EDGAR and printing services performed. Such fees are included in the line item marked “Printing and postage expenses” on the Statement of Operations in the shareholder report.

In addition, certain affiliates of Gratio provide ancillary services to the Fund as follows:

Gratio Transfer Agency Services, LLC (“GTA”), an affiliate of Gratio, shall act in its capacity as sub-transfer agent. As a sub-transfer agency GTA, has the responsibility of issuing of shares and providing certain services to those holders. Pursuant to the terms of the Fund’s Sub-Transfer Agency services agreement, as of March 1, 2010 the Fund pays GTA a base monthly fee of $1.00 per open or closed account. The Trust has agreed to reimburse Gratio for all out-of pocket expenses incurred when performing services under this agreement. For the six months ended July 31, 2011, GTA has collected $0 for services rendered.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

5. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of July 31, 2011, GTA held approximately 27%, of the voting securities of the Fund.  As a result, GTA may be deemed to control the Fund.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

As of January 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.  The difference between book basis and tax basis undistributed net investment income is primarily attributable to the tax treatment of net short-term capital gains.

Permanent book and tax differences, primarily attributable to return of capital adjustments from sales, resulted in reclassification for the period ended January 31, 2011 as follows: a decrease in accumulated net investment income of $87 and an increase in accumulated net realized gain from security transactions of $87.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending January 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the January 31, 2012 annual report.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

July 31, 2011

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Gratio Values Fund

EXPENSE EXAMPLES (Unaudited)

July 31, 2011

As a shareholder of the Gratio Values Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Gratio Values Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Gratio Values Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized Expense Ratio	Beginning Account Value 2/1/11	Ending Account Value 7/31/11	Expenses Paid During Period 2/1/11 – 7/31/11*
Actual 1.35%	$1,000.00	$946.20	$6.51
Hypothetical (5% return before expenses) 1.35%	$1,000.00	$1,018.10	$6.76

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Gratio Values Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2011

Renewal of Advisory Agreement – Gratio Values Fund

In connection with a meeting held on December 13, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Gratio Capital, Inc. (“GC” or the “Adviser”) and the Trust, on behalf of the Gratio Values Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of GC’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed CP’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of GC’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that GC charges a 1.15% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-254-7284 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-254-7284.

INVESTMENT ADVISOR

Gratio Capital, Inc.

1235 Howard Street, Suite D

San Francisco, CA 94103

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

            Andrew B. Rogers, President

Date

10/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

            Andrew B. Rogers, President

Date

10/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

           Kevin E. Wolf, Treasurer

Date

10/8/11